                                                                Exhibit 10.10

                        WORLDWIDE RIGHTS ACQUISITION AGREEMENT

    AGREEMENT dated as of September 30, 1997, by and among I. C. Isaacs & Company L.P., a limited partnership organized and existing under the laws of Delaware ("Buyer"); Brookhurst, Inc., a corporation organized and existing under the laws of California ("Seller"); and William Ott (individually, "Ott", and collectively, with Brookhurst, the "Selling Parties").

                                W I T N E S S E T H :

    WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, all of Seller's right, title and interest in and to all "BOSS" trademarks and other proprietary interests, if any, related thereto owned by Seller and used in connection with its business throughout the world together with the goodwill symbolized by such trademarks, on the terms and conditions set forth herein;
    NOW, THEREFORE, in consideration of the mutual promises contained herein the parties hereby agree as follows:

                                      ARTICLE I

                                  PURCHASE AND SALE

         1.1 Purchase and Sale of BOSS Assets. Upon the terms and conditions herein set forth, Seller shall sell, convey, transfer, assign and deliver to Buyer on the Closing Date (as hereinafter defined), and Buyer shall purchase from Seller on the Closing Date, the following assets, properties and rights of Seller throughout the world (excluding Mexico) (the "Trademark Assets"), all of which, taken together, represent the business of Seller operating under the BOSS marks:

    (a) any and all right, title and interest of the Selling Parties in and to the trademarks, service marks, trade names, logos, insignias, designs, copyrights (if any), and other proprietary interests therein, containing the term "BOSS" or constituting a stylized B, throughout the world (excluding Mexico), including, without limitation, all registrations and applications for registration (including, to the fullest extent permitted by law, all "intent to use" applications) therefor throughout the world (excluding Mexico) (the "Trademarks"), and the goodwill symbolized by the Trademarks, together with all causes of action and the proceeds thereof (except as set forth in paragraph 1.1(d)) in favor of the Selling Parties heretofore accrued or hereafter accruing with respect to the Trademarks;

    (b) all rights of the Selling Parties under license agreements, concurrent use agreements and other agreements listed on Schedule 1.1(b) and all files relating thereto (the "Assumed Agreements"), including, without limitation, an assignment of all copyrights, if any, that the Selling Parties jointly or severally may own as a result of designs and other works created by any licensee of any portion of the Seller's BOSS business (including any works created by Buyer and owned by Seller under Buyer's license from Seller); and

    (c) all right, title and interest in and to all records and other information the Selling Parties or either of them have within their possession or control applicable to the products they or either of them have previously licensed under the Trademarks and all trademark files relating to the Trademark Assets, provided, however, that Seller shall not be responsible for (i) destruction of records caused by an Act of God or other "Force Majeure" event, or (ii) any immaterial non-intentional destruction of records.

    (d) Notwithstanding the foregoing, the parties acknowledge and agree that Buyer is not acquiring any rights of Seller under its license agreements (including, without limitation, rights to institute legal proceedings pursuant to such license agreements) with Buyer, Boss Sportswear (U.S.A.) Inc. and Checkmate Group LLC, all of which license agreements have been (or will at Closing be) terminated. Nothing set forth in this Section 1.1 (d) shall limit Seller's rights, if any, to seek indemnification and contribution from licensees of Seller with regard to Excluded Liabilities, as hereinafter defined, which rights are specifically reserved to Seller.

         1.2 Liabilities. Buyer shall assume no liabilities or obligations, whether now existing or arising in the future, fixed or contingent, known, or unknown, relating to the use by the Selling Parties (including, without limitation, use by any of Seller's affiliates, subsidiaries, predecessors or licensees other than Buyer) of the Trademarks and any other matter relating to the conduct of any business relating thereto prior to the Closing or with respect to any permitted activities of Seller, or any of its affiliates, subsidiaries, predecessors or licensees after the Closing Date ("Excluded Liabilities").

         1.3 Encumbrances. The sale and transfer of the Trademark Assets shall be free and clear of all pledges, security interests, mortgages and liens ("Encumbrances").

                                       ARTICLE

                                    CONSIDERATION

         2.1 Consideration. In consideration of the sale and transfer of the Trademark Assets to Buyer,

         (a) on the Closing Date, Buyer shall pay * by wire transfer to a bank account designated in writing by Seller;

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

         (b) on the Closing Date, Buyer shall pay * to the escrow agent identified in the Escrow Agreement;

         (c)  on the Closing Date, Buyer shall deliver an executed Promissory
Note in the form annexed hereto as Exhibit A (the "Note"); and

         (d) on the Closing Date, Buyer shall deliver a guaranty by * of Buyer's obligations under the Note in the form annexed hereto as Exhibit B (the"Guaranty").

                                       ARTICLE

                                     THE CLOSING

         3.1 Time and Place of Closing. The closing of the purchase and sale of the Trademark Assets hereunder (the "Closing") shall take place at the offices of Coudert Brothers located at 1114 Avenue of the Americas, New York, New York 10036 at 10:00 a.m. local time on a date agreed to by the parties (the "Closing Date"), which date shall not be later than eight (8) business days following the date on which the applicable waiting period, including any extension thereof, under the HSR Act (as hereinafter defined) shall have expired.

         3.2 Deliveries To Be Made by the Seller. On the Closing Date, Seller shall have executed and delivered to Buyer the following:

              (a) executed trademark assignments substantially in the forms attached hereto as Exhibit C;

              (b) possession of (i) an original of each of Seller's Trademark registrations currently in effect (except that a copy of Seller's California state registration may be delivered); (ii) an original of any other registrations for the Trademarks to the extent in Seller's possession,


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

custody or control; and (iii) Seller's original trademark application and registration files including, for example, letters or other materials from each of Seller's domestic and foreign trademark counsel showing deadlines for trademark office actions to the extent in Seller's possession, custody or control;

         (c) an agreement of assignment and assumption of Assumed Agreements in the form annexed hereto as Exhibit D (the "Assumption Agreement");

         (d) an Escrow Agreement substantially in the form attached hereto as Exhibit E (the "Escrow Agreement");

         (e)  an executed copy of the Note;

         (f) an agreement terminating the License Agreement dated August 11, l994 between Buyer and Seller substantially in the form annexed hereto as Exhibit F (the "Termination Agreement"); and

         (g) such other instruments and documents as may be elsewhere herein required.

         3.3 Deliveries To Be Made by Buyer. On the Closing Date, Buyer shall have executed and delivered to Seller the following:

              (a)  the cash payment provided for in Section 2.1(a);

              (b)  the executed Note;

              (c)  the Assumption Agreement;

              (d)  the Escrow Agreement;

              (e) delivery of the payment described in Section 2.1(b) to the Escrow Agent;

              (f)  the Guaranty duly executed by *; and

              (g)  the Termination Agreement.


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                 ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF THE SELLING PARTIES

    Each of the Selling Parties hereby jointly and severally makes the following representations and warranties, each of which is complete and correct on and as of the date hereof (it being acknowledged and agreed that *.

    4.1 Organization and Good Standing of the Seller. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California. * All qualifications of such company to do business as well as similar registrations to do business or business name registrations have been or will within 90 days after the Closing Date hereof be altered, changed or withdrawn to reflect such name change.

    4.2 Authority; Execution. Seller has all the requisite power and authority, corporate and otherwise, to execute, deliver and perform its obligations under this Agreement. The execution and delivery of this Agreement, and each of the other instruments of transfer, conveyance and assignment delivered hereunder, have been duly and validly authorized by all necessary corporate and other action on the part of each of the Selling Parties, as applicable, and this Agreement and each of such other instruments has been duly executed by each of the Selling Parties, as applicable. This Agreement constitutes the valid and binding agreement of each of the Selling Parties, as applicable, enforceable against the Selling Parties in accordance with its respective terms.


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    4.3  Breach of Statute or Contract.

    (a) The execution, delivery and performance of this Agreement by the Selling Parties and the consummation of the transactions contemplated hereby will not: (i) violate or conflict with any provision of the charter documents or by-laws of Seller; (ii) violate or conflict with, result in the breach or termination of or otherwise give any other contracting party the right to terminate, or constitute a default (or an event which, with the lapse of time, or the giving of notice, or both, will constitute a default) under, any contract or other instrument to which either Selling Party is a party and which relate to the Trademark Assets or by which either Selling Party is bound, or result in the creation of any Encumbrance upon any of the Trademark Assets pursuant to the terms of any such contract or instrument, or
(iii) violate or conflict with any judgment, order, writ, injunction or decree of any court or governmental body of any jurisdiction applicable to either Selling Party (excluding any judgments, orders, writs, injunctions or decrees in any actions or proceedings involving * or its affiliates) or, to the knowledge of Seller, any law or regulation materially adversely affecting Buyer's ability to exploit the Trademark Assets.

    (b) Except as set forth on Schedule 4.3(b), there are no notices, licenses, consents, permissions or approvals of any nature whatsoever which are required to be obtained by Seller from any Federal, state or local governmental or regulatory body or other third party or, to Seller's knowledge, from any foreign governmental or regulatory body for the consummation of the transactions contemplated by this Agreement, or as a condition to the sale, assignment and transfer of the Trademark Assets to be effected hereunder.


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    4.4 No Claims or Litigation. Except as set forth on Schedule 4.4(a), no litigation, judicial or arbitral action, claim asserted in writing and received by Seller or the Selling Parties within the preceding two years or, to the knowledge of Seller, administrative or regulatory proceeding or adversarial proceeding in any trademark office, or governmental investigation involving the Trademark Assets or the transactions contemplated by this Agreement, including, without limitation, any claim of conflict with or violation of any proprietary or other right (collectively, "Litigation") is pending or, to the knowledge of Seller, threatened against Seller. For purposes of the foregoing, "Litigation" shall not be deemed to include any actions, proceedings or claims involving * or its affiliates. Except as set forth on Schedule 4.4(b), there is no judgment, order, injunction, decree or award outstanding (whether rendered by a court, tribunal, administrative agency or arbitral tribunal and excluding any judgments, orders, injunctions, decrees or awards in any actions or proceedings involving * or its affiliates), against Seller or referencing Seller by name or, to Seller's knowledge, by which Seller is bound which affects the Trademark Assets or the use of the Trademark Assets in any way.

    4.5 Trademarks. Schedule 4.5.A hereto sets forth a correct and complete list of all registrations currently in effect and pending applications for registration of the Trademarks, together with dates of registration, including, without limitation, pending copyright applications or registrations currently in effect and current trade name or d/b/a applications or registrations, if any.
Schedule 4.5B sets forth, to the knowledge of Seller, all registrations and applications for registration of Trademarks which are no longer in effect. All registrations described in Schedule 4.5A are currently in effect and have not been found to be invalid, and, except as set


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

forth in Schedule 4.5.C hereto, to Seller's knowledge, as of the date hereof no filings or other action is required for at least 120 days from the date hereof to maintain the registrations or applications described in Schedule 4.5.A in full force and effect. Except as set forth in Schedule 4.5.D, Seller is not currently licensing any person to use or operate under any of the Trademarks. True and complete copies and, if not available, descriptions of all such licenses, including all amendments or modifications, have heretofore been delivered to Buyer. Except as set forth in Schedule 4.5.E, and except for customary sell-off rights granted to alleged infringers, Seller has not affirmatively agreed or consented to the non-use by Seller, or use by any third party, of any mark containing the word BOSS. * there are no countries in which Seller or its licensees (other than Buyer) currently manufacture products bearing the Trademarks. Other than with respect to counterfeiters whose identities are unknown to Seller, Seller has, or will within 30 days after the Closing Date have, delivered to Buyer all written materials in its possession relating to any possible infringement, unfair competition or other interference with Seller's rights in the Trademarks involving apparel by any third party.


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Seller has paid, or will pay within a reasonable period of time, in full (or otherwise to the satisfaction of the invoicing party) all outstanding invoices of domestic and foreign trademark counsel (except counsel in Mexico) for work done and disbursements incurred on behalf of the Selling Parties (whether or not billed on or by the date hereof).

    4.6 No Alienation of Rights. Except as set forth in the Assumed Agreements or any other documents identified on Schedule 4.5.D or E or Schedule 4.6, no Selling Party has transferred, assigned, licensed (which license is currently outstanding) or otherwise encumbered with Encumbrances any of its rights in any Trademark Asset.

    4.7  *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    4.8  Ownership of Trademark Assets.   As between the Selling Parties and
all affiliates and other persons or entities related in any manner to any Selling Party, Seller owns all rights in and to the Trademark Assets.

    4.9 Knowledge. Whenever a statement regarding the existence or absence of facts in this Agreement is qualified by a phrase such as to Seller's knowledge or words to similar effect, it is intended by the parties that the information attributed to Seller be actually known, or information which should have been known based on reasonable inquiry by *.

    4.10 Materiality. The phrase "materially adversely affecting Buyer's ability to exploit the Trademark Assets" or words of similar effect, shall be deemed to mean (i) the existence or occurrence at any time from and after the date hereof of any actual harm, or the existence of any reasonably anticipated actual harm, to Buyer's ability to exploit the Trademark Assets or (ii) either
(x) the failure of Seller to remedy the breach in question assuming the breach is remediable or (y) the inability of Seller to remedy the breach in question without prejudice to Buyer's ability to exploit the Trademark Assets. For purposes of this Section 4.10, no "actual


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

harm" shall be deemed to exist as to the first six claims of harm unless such claim of harm reasonably involves at least the following amounts in damage or loss:

              First Claim              *
              Second Claim             *
              Third Claim              *
              Fourth Claim             *
              Fifth Claim              *
              Sixth Claim              *

it being agreed that, without prejudice to, or limitation of, Seller's ability to claim that such a subsequent claim involves no "actual harm", no such monetary threshold applies to any subsequent claims.

                                      ARTICLE V

                       REPRESENTATIONS AND WARRANTIES OF BUYER

    Buyer hereby makes the following representations and warranties each of which is complete and correct on and as of the date hereof:

    5.1 Organization and Good Standing of Buyer. Buyer is a limited partnership duly organized and validly existing under the laws of Delaware

    5.2 Authority; Execution. Buyer has all requisite power and authority, corporate and otherwise, to execute, deliver and perform its obligations under this Agreement. The execution and delivery of this Agreement, and each of the other instruments of transfer, conveyance and assignment delivered hereunder, by Buyer have been duly and validly authorized by all necessary corporate and other action on the part of Buyer, and this Agreement and each of such other


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

instruments has been duly executed by Buyer, as applicable. This Agreement constitutes the valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms.

    5.3  Breach of Statute or Contract.

         (a) The execution, delivery and performance of this Agreement by Buyer and the consummation of the transactions contemplated hereby will not:
(i) violate or conflict with any provision of the certificate of limited partnership and other organizational documents of Buyer; (ii) violate or conflict with, result in the breach or termination of or otherwise give any other contracting party the right to terminate, or constitute a default (or an event which, with the lapse of time, or the giving of notice, or both, will constitute a default) under, any contract or other instrument to which Buyer is a party; or (iii) violate or conflict with any judgment, order, writ, injunction or decree of any court or governmental body of any jurisdiction applicable to Buyer (excluding any judgments, orders, injunctions, decrees or awards in any actions or proceedings involving Seller or its affiliates) or, to the knowledge of Buyer, any law or regulation materially adversely affecting Buyer's ability to consummate the transaction contemplated by this Agreement.

         (b) Except as provided in Schedule 5.3(B), there are no notices, licenses, consents, permissions or approvals of any nature whatsoever which are required to be obtained by Buyer from any Federal, state or local governmental or regulatory body or other third party or, to Buyer's knowledge, from any foreign governmental or regulatory body for the consummation of the transactions contemplated by this Agreement, or as a condition to the sale, assignment and transfer of the Trademark Assets to be effected hereunder.

                                      ARTICLE VI

                                      COVENANTS

    6.1  Further Assurances.

         (a) From time to time until the expiration of * from the Closing Date, upon the request and at the expense of Buyer but without further consideration, Seller shall:

              (i) do, execute, acknowledge, deliver and file, or shall cause to be done, executed, acknowledged, delivered and filed, all such further acts, deeds, transfers, conveyances, assignments or assurances (including, without limitation, for purposes of transferring record ownership of the Trademark Assets to Buyer) as may be reasonably requested by Buyer for transferring, conveying, assigning and reducing to Buyer's possession, ownership and use of the Trademark Assets including, without limitation, executing on the Closing Date any assignments of foreign Trademarks in recordable form reasonably requested by Buyer; and

              (ii) deliver to Buyer such other records, documentation and information in Seller's possession or control as may be reasonably requested by Buyer to assist Buyer in the use and protection of the Trademark Assets.

         (b) Seller shall keep and preserve any and all records, documentation and information which relate to the Trademark Assets except as otherwise provided herein. Seller may dispose or destroy any such records, documentation and information at any time, provided that Seller first shall notify Buyer so that Buyer may, at its expense and within a reasonable time after receipt of such notice, obtain from Seller any or all of said records, documentation and information. Seller shall not be responsible for (i) destruction of records caused by an Act of


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

God or other "Force Majeure" event, or (ii) any immaterial non-intentional destruction of records.

    6.2 No Further Use of "BOSS". From and after the Closing Date hereof, Selling Parties, (including, without limitation, all affiliates thereof) shall cease all use of the name and mark "BOSS", all variations thereon and all other names and marks which incorporate the term "BOSS" and will never use the name or mark "BOSS", any variation thereon or any other names and marks which incorporate the term "BOSS" in the future, except to the limited extent permitted in Section 6.6. Notwithstanding the foregoing, Seller may make such limited use of the name and mark "BOSS" as is permitted under the Settlement Agreement (as hereinafter defined).

    6.3 No Effect on Use of Other Marks of Seller. Nothing in this Agreement shall prohibit the use by Seller, for any purpose, of the name or mark "Brookhurst," or the name or mark * as to which trademarks Brookhurst retains all right, title and interest.

    6.4  *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    *

    6.5 Mail and Communications. From and after the Closing Date, Seller shall promptly remit or refer to Buyer any mail or other communications, including, without limitation, any written inquiries, relating to the Trademarks Assets which are received by Seller from and after the Closing for a period of *.

    6.6  Sell-off of Inventories.   (a)  Seller currently has: approximately
* finished career apparel garments with a label that bears a BOSS logo in its possession, the substantial majority of which constitutes uniforms for * (such garments being hereinafter collectively referred to as the "Career Apparel Garments"). Notwithstanding anything to the contrary contained herein, Seller may for a period of * after the Closing Date: (i) continue to sell and distribute the Career Apparel Garments in its possession on the date hereof with a label that bears a * logo in the typeface which is set forth on Exhibit G; provided, that Seller may extend the aforesaid limited use of * labels up to an aggregate additional period of three years, provided it pays in advance an annual license fee of * and executes a license agreement with Buyer in a form mutually agreed to by the parties. Seller agrees that after the Closing Date it will not order any new labels with a BOSS logo, manufacture or cause to be manufactured any garments which will bear


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

a BOSS logo or label and will destroy its current inventory of labels with a BOSS logo beyond those already used in the existing inventory of Career Apparel Garments and will make no further use of any labels with a BOSS logo.
 The use of any labels with a BOSS logo, or the sale or distribution of any Career Apparel Garments with a label containing a BOSS logo in accordance with the terms of this paragraph shall not constitute a breach of this Agreement. None of the Career Apparel Garments bears a BOSS mark on the exterior of such garments.

    6.7  HSR Matters.   As promptly as possible after the date hereof, but in
any case, not later than * following the date hereof, unless the parties shall otherwise agree filing is unnecessary, Buyer and Seller shall file their respective Notification and Report Forms under the Hart-Scott Rodino Antitrust Improvements Act of 1976 as amended (the "HSR Act") with respect to the transactions contemplated hereby. The parties further agree to request early termination of the waiting period applicable to such filings under the HSR Act and to respond as promptly as practicable to any request for additional information made pursuant to the HSR Act.

                                     ARTICLE VII

               CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER AND SELLER

    7.1  Conditions Precedent to Obligations of Buyer.   The obligation of
Buyer to consummate the transactions contemplated under this Agreement is subject to the fulfillment, as of the Closing Date, of each of the following conditions (any or all of which may be waived by Buyer):

         (a) the representations and warranties of the Selling Parties set forth in Article IV hereof shall be true and correct in all material respects;


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

         (b) the Selling Parties shall have performed and complied in all material respects with all covenants, obligations and undertakings required by this Agreement to be performed or complied with on or prior to the Closing Date:

         (c) Buyer shall have been furnished with a certificate, dated the Closing Date and *;

         (d) the applicable waiting period, including any extension thereof, under the HSR Act shall have expired without action taken to prevent consummation of the transactions contemplated by this Agreement;

         (e) no judgment, order or decree shall have been rendered which has the effect of enjoining the consummation of the transactions contemplated by this Agreement;

         (f)  a settlement agreement by and among *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

         *

         (i) with respect to any intent-to-use applications for the Trademarks presently outstanding for which use has been made prior to the date hereof, a list of first use dates for each product listed in each of said applications, if any, and documentary support for same to support "amendments to allege use" shall have been delivered to Buyer; and

         (j) the Escrow Agreement shall have been entered into by all parties thereto.

    7.2  Conditions Precedent to Obligations of Seller.   The obligations of
Seller to consummate the transactions contemplated under this Agreement are subject to the fulfillment, as of the Closing Date, of each of the following conditions (any or all of which may be waived by Seller):

         (a) the representations and warranties of Buyer set forth in Article V shall be true and correct in all material respects as of the Closing Date;

         (b) Buyer shall have performed and complied in all material respects with all obligations and undertakings required by this Agreement to be performed or complied with by Buyer on or prior to the Closing Date;


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

         (c) Seller shall have been furnished with a certificate, dated the Closing Date and executed by an officer of Buyer certifying to the fulfillment of the conditions specified in Sections 7.2(a) and (b);

         (d) the applicable waiting period, including any extension thereof, under the HSR Act shall have expired without action taken to prevent consummation of the transactions contemplated by this Agreement;

         (e) no judgment, order or decree shall have been rendered which has the effect of enjoining the consummation of the transactions contemplated by this Agreement; and

         *

         (i) the Escrow Agreement shall have been entered into by all parties thereto.

                                     ARTICLE VIII

                      SURVIVAL OF REPRESENTATIONS AND WARRANTIES

                                   INDEMNIFICATION

    8.1 All representations and warranties contained in or made pursuant to this Agreement shall be continuing and shall survive and remain in full force and effect after the date hereof for a period of * notwithstanding any investigation conducted by any party hereto. All claims for indemnification under this Agreement shall be brought by the parties exclusively pursuant to,


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

and shall be disposed of exclusively in accordance with the terms of, this
Article VIII.

    8.2  *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*

    8.3  *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*

    8.4 Notification of Claims. In the event of the occurrence of any event which any party asserts constitutes a Buyer Indemnity Claim or Seller Indemnity Claim, as applicable, the indemnified party shall provide the indemnifying party with prompt notice of such event, including, without limitation, any facts and circumstances which give rise to such claim, and shall otherwise make available to the indemnifying party all relevant information which is material to the claim and which is in the possession of the indemnified party. If such event involves the claim of any third party (a "Third-Party Claim"), the indemnifying party shall have the right to elect to join in the defense, settlement, adjustment or compromise of any such Third-Party Claim, and to employ counsel to assist such indemnifying party in connection with the handling of such claim, at the sole expense of the indemnifying party, and no such claim shall be settled, adjusted or compromised, or the defense thereof terminated, without the prior consent of the indemnifying party unless and until the indemnifying party shall have failed, after the lapse of a reasonable period of time, but in no event more than 30 days after written notice to it of the Third-Party Claim, to join in the defense, settlement, adjustment or compromise of the same. An indemnified party's failure within a reasonable time to give notice or to furnish the indemnifying party with any relevant data and documents in its possession in connection with any Third-Party Claim shall not constitute a defense (in part or in whole) to any claim for indemnification by such party, except and only to the extent that such failure shall result in any material prejudice to the indemnifying party. If so desired by any indemnifying party, such party may elect, at such party's sole expense, to assume control of the


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

defense, settlement, adjustment or compromise of any Third-Party Claim, insofar as the claim relates to the liability of the indemnifying party, provided that such indemnifying party shall obtain the consent of all indemnified parties before entering into any settlement, adjustment and compromise of such claim, or ceasing to defend against such claim, if as a result thereof, or pursuant thereto, there would be imposed on an indemnified party any liability or obligation not covered by the indemnification obligations of the indemnifying party under this Agreement (including, without limitation, any injunctive relief or other remedy).

    If Buyer has not received a written notice from Seller disputing Buyer's Buyer Indemnity Claim within ninety (90) days after Buyer's submission of a notice of such claim to Seller, then Buyer may provide a further notice sent to Seller by registered or certified mail to the effect that Seller has not disputed such claim and that Buyer intends to submit a Settlement Notice (as defined in the Escrow Agreement) based on Seller having been deemed to have consented to such claim and the computation thereof, as applicable. If Seller does not within thirty (30) days after receipt of such latter notice dispute in writing the Buyer Indemnity Claim by notice to Buyer and Escrow Agent, then Seller shall be deemed to have consented to such claim and, to the extent set forth in Buyer's notices, the computation thereof.

    8.5 Escrow Agreement. (a) At the Closing, Buyer will deposit * with the Escrow Agent, which amount shall be deemed to be part of the "Escrow Fund" as defined in the Escrow Agreement. In addition, under the terms of the Note and the Escrow Agreement, Buyer is obligated to deposit portions of certain installments of principal and interest due under the Note with the Escrow Agent on and as of the date payment of each such installment is due. Effective upon each such deposit, such funds shall be deemed to become part of the "Escrow


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Fund" for all purposes thereunder and shall be disbursed pursuant to the terms of the Escrow Agreement.

    8.6  *

    8.7  *

                                      ARTICLE IX

                                       GENERAL

    9.1 Waiver. Any failure of Buyer, on the one hand, or the Selling Parties, on the other, to comply with any of the obligations or agreements set forth in this Agreement or to fulfill any condition set forth in this Agreement may be waived only by written instrument signed by the other party. No failure by any party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver of such right, nor shall any single or partial exercise of any right hereunder by any party preclude any other or future exercise of that right or any other right hereunder by that party.


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    9.2 Notices. All notices, requests or other communications required or permitted hereunder (excluding, however, mail and/or communications covered under paragraph 6.5 hereof) shall be given or made in writing and shall be (i) delivered personally (including commercial carrier), (ii) sent by registered or certified airmail, return receipt requested, postage prepaid or (iii) sent by telecopier, addressed to the party to whom they are directed at the following addresses, or at such other address as may from time to time be designated by such party to the others in accordance with this Section 9.2:

         If to Seller, to:

              Brookhurst, Inc.
              107 West Carob Street
              Compton, California  90220
              Attention:  William Ott
              Telecopier:  310/763-3846

              William Ott
              107 West Carob Street
              Compton, California  90220
              Telecopier:  310/763-3846

         With a copy to:

              Shereff, Friedman, Hoffman & Goodman, LLP
              919 Third Avenue
              New York, New York  10022
              Attention:  Robert J. Jossen, Esq.
              Telecopier:  212/758-9526

         If to Buyer, to:

              I. C. Isaacs & Company L.P.
              3840 Bank Street
              Baltimore, Maryland  21224
              Attention:  President and Co-Chief Executive Officer
              Telecopier:  410/558-2096

              I. C. Isaacs & Company L.P.
              350 Fifth Avenue
              Suite 1029
              New York, New York  10118
              Attention:  Chairman and Co-Chief Executive Officer
              Telecopier:  212/695-7579

         With a copy to:

              Piper & Marbury L.L.P.
              Charles Center South
              36 South Charles Street
              Baltimore, Maryland  21201-3010
              Attention:  Robert J. Mathias, Esq.
              Telecopier:  410/576-1604

    Any notice, request or other communications shall be deemed to have been given and to be effective upon receipt or refusal by the addressee. Any party may change its address for notices hereunder, effective upon giving of notice of such change hereunder to the other parties.

    9.3 No Third Party Beneficiaries. Neither this Agreement nor any provision hereof, nor any document or instrument executed or delivered pursuant hereto, shall be deemed to create any right in favor of or impose any obligation upon any person or entity other than Buyer and Selling Parties and their respective successors and assigns.

    9.4  *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*

    9.5 Captions and Paragraph Headings. Captions and paragraph headings used in this Agreement are for convenience only and are not a part of this Agreement and shall not be used in interpreting or construing it.

    9.6 Entire Agreement. The making, execution and delivery of this Agreement by the parties has been induced by no representations, statements, warranties or agreements other than those herein expressed. This Agreement embodies the entire understanding of the parties with respect to the subject matter hereof. Notwithstanding the foregoing, the parties acknowledge that a number of different agreements and instruments of which the parties are signatory are all being executed simultaneously with this Agreement and at Closing. The parties acknowledge that this Agreement or instrument is to be interpreted and enforced separately and independently of any other such


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

agreement or instrument, and the breach of any such agreement by a party shall not affect the rights of such party under this Agreement. This Agreement may be amended or modified only by an instrument of equal formality signed by the parties or their duly authorized representatives. The parties have made no representations or warranties not expressly set forth in this Agreement. This Agreement supersedes and terminates all prior discussions, negotiations, understandings, arrangements and agreements among the parties relating to the subject matter hereof, except as expressly set forth herein.

    9.7 Counterparts. This Agreement may be executed in any number of duplicate counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

    9.8 Assignability. No party hereto may assign any of its interests, rights or obligations under the Agreement without the prior written consent of the other parties. Notwithstanding the foregoing, Buyer may assign its rights, but not its obligations, under this Agreement to any entity under common control with Buyer or to any assignee or other successor in interest to any of the Trademark Assets without the consent of Seller, and Seller may assign its rights under the Note and the Escrow Agreement in accordance with the terms of such instruments, provided, that neither party may assign any rights referred to in this Section 9.8 unless it has complied with all of its obligations under the instrument the rights under which it wishes to assign. Any impermissible attempted assignment of this Agreement without such prior written consent shall be void as to the other parties to this Agreement. Nothing in this Section 9.8 shall be construed as requiring Seller's consent to any assignment of Buyer's rights under this Agreement to * or any affiliate thereof and the


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

assumption by such assignee of any obligations of Buyer (if any) relating thereto.

    9.9 Expenses. The parties shall each bear their own expenses in connection with the negotiation, execution and delivery of this Agreement and the performance of their respective obligations hereunder.

    9.10 Successors and Assigns. This Agreement and the provisions thereof shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto.

    9.11 Governing Law. The validity, construction, operation and effect of any and all of the terms and provisions of this Agreement shall be determined and enforced in accordance with the laws of * without giving effect to principles of conflicts of law thereunder except as to matters solely involving foreign trademark rights, in which case the applicable foreign trademark laws shall be applied to determine such foreign trademark rights. In the event any legal action becomes necessary to enforce or interpret the terms of this Agreement, the parties agree that such action will be brought in *.

    9.12 *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*

    9.13 *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    9.14 *

    9.15 *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    IN WITNESS WHEREOF, the parties have duly signed this Agreement the day and year first written above.

                                       BROOKHURST, INC.


                                       By:
                                           ---------------------------------
                                             Name:     William Ott
                                             Title:    President



                                       I. C. ISAACS & COMPANY L.P., a Delaware
                                       limited partnership


                                       By:       /s/ Robert J. Arnot
                                            --------------------------------
                                             Name:     Robert J. Arnot
                                             Title:    Chairman and Co-Chief
                                                         Executive Officer

                                        By:     /s/ Gerald W. Lear
                                             --------------------------------
                                             Name:     Gerald W. Lear
                                             Title:    President and Co-Chief
                                                         Executive Officer


                                             WILLIAM OTT

                                            ---------------------------------

    IN WITNESS WHEREOF, the parties have duly signed this Agreement the day and year first written above.

                                       BROOKHURST, INC.


                                       By:  /s/ William Ott
                                           ----------------------------------
                                             Name:     William Ott
                                             Title:    President



                                       I. C. ISAACS & COMPANY L.P., a Delaware
                                       limited partnership


                                       By:
                                            --------------------------------
                                             Name:     Robert J. Arnot
                                             Title:    Chairman and Co-Chief
                                                         Executive Officer

                                        By:
                                             --------------------------------
                                             Name:     Gerald W. Lear
                                             Title:    President and Co-Chief
                                                         Executive Officer


                                             WILLIAM OTT

                                              /s/ William Ott
                                            ---------------------------------

    "CERTAIN OBLIGATIONS (AS DEFINED ABOVE) OF I.C. ISAACS & COMPANY L.P. ("ISAACS") HAVE BEEN ASSUMED BY * AND THE SELLING PARTIES HAVE RELEASED ISAACS FROM SAID OBLIGATIONS.

                                       BROOKHURST, INC.


                                       By:__________________________(Seal)
                                            WILLIAM OTT, PRESIDENT


                                        ___________________________________
                                             WILLIAM OTT, INDIVIDUALLY"


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                        WORLDWIDE RIGHTS ACQUISITION AGREEMENT

                                       EXHIBITS



              Exhibit A           The Promissory Note

              Exhibit B           The * Guaranty

              Exhibit C           Trademark Assignments

              Exhibit D           Assumption Agreement

              Exhibit E           Escrow Agreement

              Exhibit F           Termination Agreement

              Exhibit G           "BOSS by Brookhurst" logo typeface

              Exhibit H           Certain Provisions in Settlement Agreement


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                SCHEDULE 1.1(b)

                               ASSUMED AGREEMENTS

*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                SCHEDULE 4.3(b)

                        THIRD PARTY CONSENTS AND WAIVERS

Hart-Scott-Rodino approval.

SCHEDULE 4.4(a)

                                   LITIGATION

*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                      *

*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                           LIST OF MACAU PROCEEDINGS

*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                     JAPAN

               List of All Legal Matters Involving Boss Trademark

TRIALS

*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                SCHEDULE 4.4(b)

                              JUDGMENTS AND ORDERS

*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                 SCHEDULE 4.5.A

                CURRENT TRADEMARK REGISTRATIONS AND APPLICATIONS

*

  * Prior to Closing, the Acquisition Agreement shall not be deemed to be breached by inclusion of incorrect information relating to the Marks and Classes in this Schedule. Said information shall be reviewed, corrected if necessary, updated and confirmed by Seller prior to Closing.


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                 SCHEDULE 4.5.A

*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                 SCHEDULE 4.5.A

*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                 SCHEDULE 4.5B

               PREVIOUS TRADEMARK REGISTRATIONS AND APPLICATIONS


*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Mexico

*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                 SCHEDULE 4.5.C

                  FILINGS AND ACTIONS REQUIRED WITHIN 120 DAYS

*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                 SCHEDULE 4.5.D

                             CURRENT BOSS LICENSES

*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                 SCHEDULE 4.5.E

                         AGREEMENTS RE USE OF TRADEMARK

*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                 SCHEDULE 4.5.E

*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                  SCHEDULE 4.6

                              ALIENATION OF RIGHTS

[NONE]

                                SCHEDULE 5.3(B)

                              THIRD PARTY CONSENTS

Hart-Scott-Rodino approval.

Approval from secured lender, Congress Financial Corporation.

                                                       Exhibit A to 10.10
                                                            EXHIBIT A/WWA

                         PROMISSORY NOTE


October  __, 1997

          FOR VALUE RECEIVED, I.C. ISAACS & COMPANY L.P., a limited partnership organized and existing under the laws of Delaware with its principal place of business at 3840 Bank Street, Baltimore, MD 21224 ( Maker ), hereby promises to pay to BROOKHURST, INC., a corporation organized and existing under the laws of the State of California with its principal place of business located at 107 West Carob Street, Compton, California 90220-5206 ("Brookhurst"), the principal sum of U. S. $11,000,000, on the dates and in the amounts hereinafter set forth. This Promissory Note is the promissory note issued by Maker pursuant to a Worldwide Rights Acquisition Agreement by and between Maker and Brookhurst (the Rights Agreement"). Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Rights Agreement. This Promissory Note is hereinafter referred to as the "Note".

          1. Interest. The outstanding principal amount of this Note shall bear simple interest at the per annum rate of * (computed on the basis of a 365 day year and the number of actual days elapsed), and shall be payable quarterly, commencing with the quarterly payment due January 1, 1998 as set forth in paragraph 2. Interest shall accrue as of the date of this Note and thereafter on the outstanding and unpaid principal amount of this Note, and shall be payable quarterly, as set forth in paragraph 2.

          2.   Principal, Interest and Maturity Date.

     (a) Subject to paragraph 2(b) below, the following principal and interest payments are to be made by Maker to Brookhurst on the dates indicated:

Payment Due Date         Principal Due       Quarterly Interest
-----------------        --------------      ------------------
Jan. 1, 1998                                 *
Apr. 1, 1998                                 *
July 1, 1998                                 *
Oct. 1, 1998                                 *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Jan. 1, 1999                                 *
Apr. 1, 1999                                 *
July 1, 1999                                 *
Oct. 1, 1999             *                   *
Jan. 1, 2000                                 *
Apr. 1, 2000                                 *
July 1, 2000                                 *
Oct. 1, 2000             *                   *
Jan. 1, 2001                                 *
Apr. 1, 2001                                 *
July 1, 2001                                 *
Oct. 1, 2001              *                  *
Jan. 1, 2002                                 *
Apr. 1, 2002                                 *
July 1, 2002                                 *
Oct. 1, 2002             *                   *


     (b) The parties agree that subject to the provision of paragraph 3.2(e) of the Escrow Agreement by and between Maker and Brookhurst of even date herewith ("Escrow Agreement") * due under paragraph 2(a) of this Note shall be transmitted by Maker to the Escrow Agent for deposit in the Escrow Fund (as defined in the Escrow Agreement) under the terms and conditions of the Escrow Agreement.

          3. Prepayment. This Note may be prepaid at any time by Maker upon payment of the total amount of principal and interest due as provided in paragraph 2 *, less payments previously made hereunder, or upon such other terms as the parties may agree.

          4.   General Payment Provisions.    All payments of principal and
interest and other sums due pursuant to this Note to Brookhurst shall be made
* or to such other account as Brookhurst shall have previously designated to Maker in writing not later than * Business Days (as defined below) prior to the date on which such payment becomes due.

          (ii) All payments of principal and interest and other sums due pursuant to this Note to the Escrow Fund shall be made pursuant to the requirements of the Escrow Agreement.


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

          (iii)If the due date of any payment under this Note would otherwise fall on a day which is not a Business Day, such date will be extended to the immediately succeeding Business Day. The term "Business Day" shall mean any day other than Saturday, Sunday, or a banking holiday of the United States, State of New York, or *.

          (iv) A late payment fee of * of any principal or interest payment made more than * days after the due date hereunder shall be due with such late payment, notwithstanding any right of cure by Maker. All such late payments shall continue to accrue interest of the rate of * per annum from the due date until the date actually paid.

          5. Events of Default. An Event of Default shall occur upon one or more of the following events:

          (a) Maker shall default in the payment when due of any principal or interest under this Note and such default shall continue unremedied for a period of *, provided, however, that upon written notice from Brookhurst Maker shall have * to cure any such non-payment, and such cure shall preclude Brookhurst from declaring an Event of Default based upon non-payment; or

          (b) Maker shall admit in writing its inability to, or be generally unable to, pay its debts as such debts generally become due; or

          (c) Maker shall (i) apply for or consent in writing to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidation of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under Title II of the United States Code (as now or hereafter in effect) (the "Bankruptcy Code"), or such other such similar law in any jurisdiction, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) acquiesce in writing to any petition filed against it in an involuntary case under the Bankruptcy Code, or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

          (d) a proceeding or case shall be commenced, without the application or consent of Maker in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such entity or


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

of all or any substantial part of its assets, or (iii) similar relief in respect of such entity, under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of ninety (90) days; or an order for relief against any such entity shall be entered in an involuntary case under the Bankruptcy Code or such other similar law in any jurisdiction;

          Upon and during the continuance of an Event of Default, and subject to the provisions of Section 15 of this Note, (i) Brookhurst may, by written notice to Maker, declare the principal amount then outstanding of, and the total interest on, this Note (ie., *), to be forthwith due and payable, whereupon such amount shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by Maker; (ii) Maker shall pay all of the expenses of Brookhurst incurred for the collection of this Note, including reasonable attorneys' fees and legal expenses, and (iii) Brookhurst may exercise from time to time any other rights and remedies available to it by law, including without limitation those available under any agreement or other instrument relating to the amounts owed under this Note. No delay on the part of Brookhurst in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Brookhurst of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

          6.   *

          7. No Assignment. The rights and obligations under this Note may be assigned by Maker only with the written consent of Brookhurst; provided that nothing in this Section 7 shall be construed as requiring Brookhurst's consent to an assumption of the obligations and assignment of the rights of Maker under this Note by * or its subsidiary * as permitted under Section 15 of this Note and nothing in this Section 7 shall be construed as affecting Maker's rights under Section 15. Upon assignment, Brookhurst agrees that the assignee shall stand in the shoes of Maker, and shall have all of the obligations and rights as Maker, including, without limitation, the rights and obligations assumed by Maker under the Rights Agreement, the Escrow Agreement, and the right of setoff as provided in paragraph 6 of this Note. Brookhurst may assign this Note to any third party, provided that such assignment does not in any way limit Maker's right of setoff as provided in paragraph 6 of this Note.


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

          8.   Entire Agreement.  Except as set forth in this
Section 8 and the definition of capitalized terms used in this Note, the terms of this Note evidence the entire agreement between Maker and Brookhurst regarding the indebtedness evidenced by this Note and the terms and provisions of the Rights Agreement shall in no way control, interpret, amend, add to or affect the rights, duties and obligations of Maker and Brookhurst under this Note.

          9. Governing Law. This Note shall be governed by, and construed in accordance with, the laws of * applicable to contracts made and to be performed entirely in the * without regard to such state's choice of law rules.

          10. Notices. All notices, demands or requests or other communications relating to any matter set forth herein shall be given or made in writing and shall be (i) delivered personally (including commercial courier), or (ii) sent by registered or certified airmail, return receipt requested, postage prepaid, addressed to the party to whom they are directed at the following address, or at such other address as may be designated by notice from such party.

     If to Brookhurst:   Brookhurst, Inc.
                         107 West Carob Street
                         Compton, California 90220-5206
                         Attn.:  William E. Ott

     with a copy to:     Shereff, Friedman, Hoffman &
                         Goodman, LLP
                         919 Third Avenue
                         New York, New York 10022-9998
                         Attn.:  Robert J. Jossen, Esq.

     If to Maker:        I.C. Isaacs & Company, L.P.
                         3840 Bank Street
                         Baltimore, MD  21224
                         Attn:  Gerald W. Lear
                                President and Co-Chief
                                Executive Officer


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                   and

                         I.C. Isaacs & Company, L.P.
                         350 Fifth Avenue
                         Suite 1029
                         New York, New York 10118
                         Attn:  Robert J. Arnot
                                Chairman and Co-Chief
                                Executive Officer

     With a copy to:

                         Piper & Marbury L.L.P.
                         Charles Center South
                         36 South Charles Street
                         Baltimore, MD 21201-3010
                         Attn:  Robert J. Mathias, Esq.

          Any notice, request, demand or other communication given or made in the manner prescribed in this paragraph shall be deemed to have been given and to be effective upon receipt or refusal by the addressee. Any party may change its address for notices hereunder, effective upon giving notice of such change hereunder to the other party.

          11. Adjustment of Interest Rate or Fees. No provision of this Note shall require the payment of interest to the extent that receipt of any such payment by Brookhurst would be contrary to the provisions of United States law, if any, limiting the maximum amount of interest or fees that may be charged to or collected from Maker, and if any sum in excess of such maximum rate of interest of fees is paid or charged, the excess will be returned to Maker, without premium or penalty, and all payments made thereafter will be appropriately applied to interest and principal to give effect to such maximum rate, and after such application any amount paid in excess of principal due Brookhurst shall be immediately refunded to Maker.

          If the maximum rate of interest, if any, now permitted by law to be charged for this transaction is increased, then for so long as the increase is in effect, the applicable maximum rate permitted to be charged as referred to in the paragraph immediately preceding will be deemed to be such increased rate. If the maximum rate of interest, if any, now permitted by law to be charged for this transaction should be eliminated so that there would be no maximum rate, then interest on this Note shall thereafter be paid at the rate provided in this Note.

          12.  Waiver.  Maker hereby waives diligence,
presentment, protest, demand for payment and notice of default, dishonor or nonpayment to or upon Maker with respect to this Note except as otherwise provided herein. No delay on the part of Brookhurst in exercising any right hereunder shall operate as a waiver of such right under this Note.

          13. Modifications in Writing. This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

          14.  *

          15.  *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

          16. Execution by Brookhurst. Notwithstanding anything in this Note to the contrary, this Note shall not be effective and enforceable against Maker unless and until it has been signed below by Brookhurst. Brookhurst signs below to further evidence Brookhurst's agreement to be bound by the terms of this Note.

                    I.C. ISAACS & COMPANY L.P., a Delaware
                    limited partnership

                    By:  I.G. DESIGN, INC., a Delaware
                         corporation, its general partner


                    By: ___________________________________
                         Name:     Gerald W. Lear
                         Title:    President and Co-Chief
                                   Executive Officer


                    By: ___________________________________
                         Name:     Robert J. Arnot
                         Title:    Chairman and Co-Chief
                                   Executive Officer



                    Brookhurst, Inc.


                    By: ___________________________________
                         Name:
                         Title:

THE OBLIGATIONS (AS DEFINED ABOVE) OF I.C. ISAACS & COMPANY L.P. ( ISAACS ) HAVE BEEN ASSUMED BY * AND BROOKHURST HAS RELEASED ISAACS FROM THE OBLIGATIONS. ISAACS HAS NO OBLIGATIONS UNDER THIS NOTE OR THE ESCROW AGREEMENT.

                    BROOKHURST, INC.


                    By:                       (Seal)
                       William Ott, President


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                                   EXHIBIT B/WWA

                          GUARANTY OF PROMISSORY NOTE

            For valuable consideration, the undersigned, * ("Guarantor"), hereby unconditionally guarantees the due, prompt and complete performance (including payment) at stated maturity, by acceleration or otherwise by I.C. Isaacs & Company L.P., a Delaware limited partnership ("Buyer"), of each and every obligation and liability now or hereafter existing of Buyer under that certain Promissory Note, dated September ___, 1997 ("Note") to Brookhurst, Inc. ("Seller") whether for principal, interest, fees, expenses, attorneys' fees, court costs and collection charges incurred by Seller in enforcing this Guaranty ("the "Obligations") or otherwise.

            The obligations of Guarantor under this Guaranty are independent of the obligations of Buyer, and a separate action or actions may be brought against Guarantor, whether action is brought against Buyer or whether Buyer is joined in any such action or actions; provided, however, Seller shall be required to first comply with any procedures specified in the Note or any agreement ancillary thereto with respect to demands to be made against Buyer or actions to be taken in order to quantify an amount due or identify an issue in dispute.

            If any provision of this Guaranty is held invalid or unenforceable, the remainder of this Guaranty shall not be affected thereby, the provisions of this Guaranty being severable in any such instance.

            Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Note, regardless of any law, regulation or order, except an order with respect to the liability of Buyer or Guarantor under this Note now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Seller with respect thereto. The liability of Guarantor under this Guaranty *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

            *

Any action, inaction, change, extension, waiver, or consent referred to above may be in such manner and upon such terms Seller and Buyer may deem proper, and without notice to or further assent from the Guarantor, and all without affecting this Guaranty or the obligations of the Guarantor hereunder, which shall continue in full force and effect until all of the Obligations and all obligations of the Guarantor hereunder shall be fully paid and performed.

            Guarantor hereby waives promptness, diligence, presentment, demand, protest, notice of acceptance or of the occurrence of an Event of Default and any other notice with respect to any of the Obligations and this Guaranty and any requirement that Seller exhaust any right or take any action against Buyer or other person or entity.

            Guarantor hereby represents and warrants as follows:

            (i) The execution, delivery and performance by Guarantor of this Guaranty do not contravene any law or contractual restriction binding on or affecting Guarantor.

            (ii) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Guarantor of this Guaranty.


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

            (iii) This Guaranty is a legal, valid and binding obligation of
                  Guarantor, enforceable in accordance with its terms.

            No amendment or waiver of any provision of this Guaranty nor consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Seller.

            No failure on the part of Seller to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

            *

            *

            This Guaranty shall be governed by, and construed in accordance with, the laws of * without reference to its choice of law rules.*

            IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written. This Guaranty shall terminate immediately upon satisfaction of the Note.

Dated September ___, 1997                       *


                                                By:
                                                   -------------------------

                                                Name:
                                                     -----------------------

                                                Title:
                                                      ----------------------


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                   WITNESSES:


                                                   -------------------------

                                                   -------------------------

                                                                   EXHIBIT C/WWA

                              TRADEMARK ASSIGNMENT

      This Assignment is effective as of the ____ day of __________________, 1997, by and between Brookhurst, Inc., a California corporation with its principal place of business at 107 West Carob Street, Compton, California 90220 ("Assignor") and I.C. Isaacs, L.P., a Delaware Limited Partnership with its principal place of business at 3840 Bank Street, Baltimore, Maryland 21224 ("Assignee").

                                  WITNESSETH:

      WHEREAS, Assignor is the owner of certain trademarks in the United States of America constituting or containing the word BOSS and the Stylized B, including common law rights and rights in certain trademark registrations and applications for registration listed on the "Schedule of Trademarks" attached hereto, together with the good will of the business associated therewith (the "Trademarks");

      WHEREAS, Assignee desires to acquire all right, title and interest of Assignor in and to the Trademarks;

      NOW, THEREFORE, to All Whom It May Concern, be it known that for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignor does hereby sell, assign, transfer and set over, to Assignee, its successors and assigns forever, its entire right, title and interest in and to the Trademarks, the same to be held and enjoyed by Assignee for its own use and enjoyment, and for the use and enjoyment of its successors, assigns or other legal representatives forever, as fully and entirely as the same would have been held and enjoyed by Assignor had the assignment and sale set forth herein not been made.

      IN TESTIMONY WHEREOF, Assignor has caused these presents to be signed by its officer thereunto duly authorized, and its corporate seal to be hereto affixed.

                                          BROOKHURST, INC.


                                          By:
                                             -------------------------------
                                             Name:
                                             Title:


COUNTY OF NEW YORK         :
                           :ss:
STATE OF NEW YORK          :

      On this ____ day of _____________, 1997, before me personally appeared ________________, to me personally known, who, being duly sworn, did say that he is ________________ of ____________________, a California corporation, and that the foregoing instrument was signed and sealed on behalf of the corporation by authority of its Board of Directors, and that he acknowledges such instrument to be the free deed and act of said corporation for the purposes therein set forth and intending that this instrument be recorded.


                                          --------------------------------
                                                    Notary Public

                             SCHEDULE OF TRADEMARKS
                             Brookhurst, Inc.'s BOSS
                    U.S. Trademark Applications/Registrations

                                        *

* Prior to Closing, the Acquisition Agreement shall not be deemed to be breached by inclusion of incorrect information relating to the Classification or Status in this Schedule. Said information shall be reviewed, corrected if necessary, updated and confirmed by Seller prior to Closing.
** For ease of reference the description of goods in this chart is generalized.


------------------------------------------------------------------------------
* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.
------------------------------------------------------------------------------

             U.S. Trademark Applications/Registrations (Page 2 of 3)

*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

             U.S. Trademark Applications/Registrations (Page 3 of 3)

*


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                                                   EXHIBIT C/WWA

                              TRADEMARK ASSIGNMENT


      This Assignment is effective as of the ____ day of __________________, 1997, by and between Brookhurst, Inc., a California corporation with its principal place of business at 107 West Carob Street, Compton, California 90220 ("Assignor") and I.C. Isaacs, L.P., a Delaware Limited Partnership with its principal place of business at 3840 Bank Street, Baltimore, Maryland 21224 ("Assignee").


                                   WITNESSETH:


      WHEREAS, Assignor is the owner of certain trademarks outside of the United States of America except Mexico constituting or containing the word BOSS and the Stylized B, including common law rights and rights in trademark registrations and applications for registration outside the United States of America except Mexico and listed on the Schedule of Trademarks attached hereto, together with the good will of the business outside the United States of America except Mexico associated therewith throughout the world (the "Trademarks");

      WHEREAS, Assignee desires to acquire all right, title and interest of Assignor in and to the Trademarks;

      NOW, THEREFORE, to All Whom It May Concern, be it known that for and in consideration of good and valuable consideration, the receipt and adequacy of which are hereby acknowledged. Assignor does hereby sell, assign, transfer and set over, to Assignee, its successors and assigns forever, its entire right, title and interest in and to the Trademarks, the same to be held and enjoyed by Assignee for its own use and enjoyment, and for the use and enjoyment of its successors, assigns or other legal representatives forever, as fully and entirely as the same would have been held and enjoyed by Assignor had the assignment and sale set forth herein not been made.

      IN TESTIMONY WHEREOF, Assignor has caused these presents to be signed by its officer thereunto duly authorized, and its corporate seal to be hereto affixed.

                                        BROOKHURST, INC.



                                        By:_________________________
                                           Name:
                                           Title:




COUNTY OF NEW YORK       :
                         :ss:
STATE OF NEW YORK        :


      On this ____day of _____________, 1997, before me personally appeared _____________, to me personally known, who, being duly sworn, did say that he is
________________ of ___________________, a California corporation, and that the foregoing instrument was signed and sealed on behalf of the corporation by authority of its Board of Directors, and that he acknowledges such instrument to be the free deed and act of said corporation for the purposes therein set forth and intending that this instrument be recorded.


                                            ______________________
                                                Notary Public

                             SCHEDULE OF TRADEMARKS

                             Brookhurst Inc.'s BOSS
                 Non-U.S. Trademark Applications/Registrations*

                                       *

* Prior to Closing, the Acquisition Agreement shall not be deemed to be breached by inclusion of incorrect information relating to the Classification or Status in this Schedule. Said informaion shall be reviewed, corrected if necessary, updated and confirmed by Seller prior to Closing.
** For ease of reference the decsription of goods in this chart is generalized.


------------------------------------------------------------------------------
* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.
------------------------------------------------------------------------------

                                                                   EXHIBIT D/WWA


                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is made and entered into this ___ day of September, 1997, by and between Brookhurst, Inc., a California corporation ("Brookhurst") and I.C. Isaacs & Company L.P., a Delaware limited partnership ("Isaacs").

                              W I T N E S S E T H:

      WHEREAS, Brookhurst has agreed to sell, transfer and assign to Isaacs, and Isaacs has agreed to purchase and accept from Brookhurst certain assets of Brookhurst pursuant to a Worldwide Rights Acquisition Agreement entered into on September __, 1997 between Brookhurst and Isaacs (the "Acquisition Agreement");

      WHEREAS, Isaacs has agreed to assume certain obligations related to said acquired assets;

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

      1. Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Acquisition Agreement.

      2. Brookhurst hereby assigns to Isaacs all its rights under the agreements identified on the schedule attached hereto constituting the Assumed Agreements, and all files relating thereto, free and clear of all Encumbrances.

      3. Isaacs hereby assumes all obligations of Seller arising from and after the date hereof under the Assumed Agreements solely insofar as they arise after Closing.

      IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day, month and year first above written.

                                        BROOKHURST, INC.



                                        By:_________________________
                                           Name:_______________
                                           Title:______________

                    I. C. ISAACS & COMPANY L.P., a Delaware
                    limited partnership


                    By:_______________________________________________
                       Name: Robert J. Arnot
                       Title: Chairman and Co-Chief Executive Officer


                    By:_______________________________________________
                       Name: Gerald W. Lear
                       Title: President and Co-Chief Executive Officer

                                    SCHEDULE


See Schedule 1.1(b)

                                                             Exhibit E to 10.10
                                                                   EXHIBIT E/WWA

                                  ESCROW AGREEMENT

    THIS ESCROW AGREEMENT is entered into this ___ day of September 1997, by and among (i) I. C. Isaacs & Company L.P., a Delaware limited partnership ("Buyer"); (ii) Brookhurst, Inc., a California corporation ("Seller") and
(iii) ______________________________________________ (the "Escrow Agent").

                                W I T N E S S E T H :

    WHEREAS, Seller and Buyer are parties to a Worldwide Rights Acquisition Agreement dated September __, 1997 (the "Acquisition Agreement") pursuant to which Seller has sold to Buyer, and Buyer has purchased from Seller, subject to the terms and conditions set forth in the Agreement, certain assets, subject to certain liabilities, of Seller constituting the assets of the BOSS business of Seller;

    WHEREAS, Buyer and Seller wish to enter into this Escrow Agreement in order to establish an escrow arrangement for certain funds that are being and will be deposited with the Escrow Agent pursuant to the terms of the Acquisition Agreement and a promissory note of even date herewith in favor of Seller (the "Note");

    WHEREAS, funds deposited with the Escrow Agent hereunder shall be referred to as the "Escrow Fund";

    WHEREAS, Buyer and Seller wish to appoint the Escrow Agent, and the Escrow Agent has agreed to act, as a depository and administrator of the Escrow Fund upon the terms, conditions and provisions hereinafter set forth; and

    NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, receipt of which is hereby acknowledged by the Escrow Agent, it is hereby agreed among the parties hereto as follows:

1.  Appointment of the Escrow Agent

    1.1 Buyer and Seller hereby designate the Escrow Agent, and the Escrow Agent hereby agrees to act, as a depository and administrator of the Escrow Fund, subject to the terms and conditions set forth herein.

    1.2 The Escrow Agent's duties and responsibilities, in its capacity as such, shall be limited to those expressly set forth in this Escrow Agreement, and the Escrow Agent shall not be subject to, nor obligated to recognize, any other agreement between any or all of the parties hereto even though reference thereto may be made herein, except to the extent that definitions contained in the Acquisition Agreement are incorporated into this Escrow Agreement. This Escrow Agreement may not be amended at any time in such a way as to affect the rights, responsibilities, obligations, liabilities or fees of the Escrow Agent except with the Escrow Agent's prior written consent, as evidenced by an instrument in writing signed by all the parties hereto.

    1.3 The Escrow Agent, in its capacity as such, is authorized, in its sole discretion, to disregard any and all notices or directions given by Buyer or Seller or by any other person, firm or corporation, except (i) such notices, directions, instructions as are specifically provided for herein,
(ii) joint written instructions received by the Escrow Agent from Buyer and Seller and (iii) a Final Order (as hereinafter defined). If any property subject hereto is at any time attached, garnished or levied upon under a Final Order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by the Final Order, or in case the Final Order shall be made or entered affecting such property or any part thereof, then and in any of such events the Escrow Agent is authorized to rely upon and comply with any such Final Order which the Escrow Agent is advised by competent and experienced legal counsel of its own choosing, or by legal counsel selected by mutual consent of Seller and Buyer, is not subject to further review or appeal and is binding upon the Escrow Agent for purposes hereof . The term "Final Order" as used herein shall mean a final judgment, order or award of a court of competent jurisdiction or arbitrator, as evidenced by a certified copy of such judgment, order or award, as certified by such court or arbitrator, as the case may be, provided that such judgment, order or award is not appealable or the time for taking an appeal has expired, or in the case of an arbitral award, payment is not stayed by a court of competent jurisdiction.

    1.4 (a) In the event that the Escrow Agent shall be uncertain as to its duties or actions hereunder, or shall receive instructions from Buyer or Seller which, in the opinion of the Escrow Agent, are in conflict with any of the provisions of this Agreement, it shall be entitled to maintain the Escrow Fund and may decline to take any further action until the Escrow Agent receives joint written instructions from Buyer and Seller (or a Final Order) directing the disbursement of all or any portion of such Escrow Fund, in which case the Escrow Agent shall then make such disbursement in accordance with such instructions (or Final Order). Should any dispute arise with respect to the payment or ownership or right of possession of any proposed disbursement, the Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, all or any part of the amount of such proposed disbursement until such dispute shall have been settled either by mutual agreement of the parties concerned or by a Final Order, provided that the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings, and, provided further, that if any such dispute continues for more than 120 days, the Escrow Agent may, in its discretion, upon written notice to Buyer and Seller interplead the Escrow Fund (or that portion thereof which is the subject of such dispute) to a court of competent jurisdiction (subject to the provisions of
Section 6.4(b) hereof).

         (b) Notwithstanding the foregoing, the interpleader by the Escrow Agent of any sum to a court of competent jurisdiction (the "Interpleader Action") shall in no way operate to alter or affect the parties' obligations to arbitrate any dispute pursuant to paragraph 6.4(b) of this Agreement. In furtherance of the parties' obligations to arbitrate any dispute arising hereunder the parties agree to execute any reasonably necessary document, including but not limited to any stipulation, stipulated order and/or stipulation of discontinuance, to cause any sum interpleaded to a court of competent jurisdiction by the Escrow Agent to be transferred to an account under the control of the arbitrator(s) selected pursuant to paragraph 6.4(b) of this Agreement and to have the Interpleader Action dismissed.
Thereafter, the dispute related to the interpleaded funds shall be resolved in arbitration pursuant to paragraph 6.4(b) of the Agreement.

    1.5  (a)  It is understood and agreed that the Escrow Agent shall:

              (i) be under no duty to accept notices or instructions from any person other than as expressly provided for in this Escrow Agreement;

              (ii) be protected in acting upon any notice, opinion, request, certificate, approval, consent or other document reasonably believed by it to be genuine and what it purports to be;

              (iii)be deemed conclusively to have given and delivered any notice required to be given or delivered hereunder if the same is in writing, signed by any one of its authorized officers and (A) mailed, by registered or certified mail, return receipt requested, postage prepaid,
    (B) sent via expedited courier service that regularly requires signed receipts evidencing delivery, or (C) hand delivered, in a sealed wrapper, manually receipted for by the addressee, in each case to Buyer or Seller with a copy to the other party to this Agreement at the addresses set forth in Section 6.3 hereof;

              (iv) be indemnified and held harmless jointly by Buyer and Seller from and against any claim made against it by reason of its acting or failing to act in connection with any of the transactions contemplated hereby and against any loss, liability or expense, including reasonable attorneys' fees and other reasonable expenses of defending itself against any claim of liability it may sustain in carrying out the terms of this Escrow Agreement, except for claims which are successfully asserted against the Escrow Agent based upon the Escrow Agent's failure to comply with the terms and conditions of this Escrow Agreement or the bad faith, gross negligence or willful misconduct of the Escrow Agent; provided however, that (A) promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any such action, suit or proceeding, the Escrow Agent shall notify all parties hereto in writing of the existence of such demand, claim, action, suit or proceeding; (B) the indemnitor shall be entitled, at its own expense, to participate in and assume the defense of any such action, suit or proceeding; and (C) the aforesaid indemnity obligations shall survive the termination of this Escrow Agreement or the resignation of the Escrow Agent;

              (v) have no liability in respect of or duty to inquire into the terms and conditions of the Acquisition Agreement or any other document or agreement executed in connection with or pursuant to the Acquisition Agreement, its duties under this Escrow Agreement being understood by the parties to be ministerial in nature;

              (vi) be permitted to consult with counsel of its choice which is reasonably experienced in legal matters of a nature similar to those arising under this Escrow Agreement, and shall not be liable for any action taken, suffered or omitted by it in good faith in accordance with the advice of such counsel; provided, however, that nothing contained in this subsection (vi), nor any action taken by the Escrow Agent or by such counsel, shall relieve the Escrow Agent from liability for any claims which are occasioned by its failure to comply with the terms and conditions of this Escrow Agreement or the bad faith, gross negligence or willful misconduct of the Escrow Agent, as provided in subparagraph (iv) above;

              (vii) not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Escrow Agreement, unless the same shall be in writing and signed by both Buyer and Seller and notice thereof is provided to the Escrow Agent, except to the extent that any such modification, amendment, termination, cancellation, rescission or supersession affects the rights, responsibilities, obligations, liabilities or fees of the Escrow Agent hereunder, in which case any document or instrument reflecting such changes shall also be signed by the Escrow Agent;

              (viii) be entitled to refrain from taking any action other than to keep all cash and other payments and all other property held by it in escrow and to make the investments as herein provided until it shall be directed otherwise in writing by Buyer and Seller, or as otherwise provided herein or by a Final Order; and

              (ix) not have any interest in the Escrow Fund, other than possession thereof in its capacity as escrow agent hereunder.

         (b) Any payments of interest or income from the Escrow Fund shall be subject to withholding regulations then in force with respect to federal, state and local taxes. The parties will provide the Escrow Agent with appropriate W-9 forms for taxpayer identification number certifications. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on investment of funds which are part of the Escrow Fund and shall not be responsible for any other reporting. This paragraph shall survive notwithstanding any termination of this Escrow Agreement or the resignation of the Escrow Agent.

         (c) Notwithstanding anything to the contrary herein, unless and until funds are deposited with the Escrow Agent pursuant to Section 2.1, the Escrow Agent shall not have any liability or responsibility whatsoever to Buyer or Seller or any other person under this Escrow Agreement, except for its failure or refusal to accept delivery of any funds deposited in escrow with the Escrow Agent in the manner specified in Section 2.1 or to hold such funds thereafter pursuant to the terms hereof.

    1.6 From and after the date hereof, Buyer and Seller shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments, or cause to be done such further acts, as the Escrow Agent may reasonably request in order to enable the Escrow Agent to carry out more effectively the provisions and purposes of this Escrow Agreement, to evidence compliance with this Escrow Agreement or to assure itself that it is reasonably protected in acting under this Escrow Agreement.

    1.7 (a) For its services hereunder, the Escrow Agent shall be entitled to be paid an annual fee in the amount specified in Exhibit A, payable in advance. The Escrow Agent hereby acknowledges receipt from Buyer and Seller of the fee for the first annual period hereunder. Payment of the relevant fee for all subsequent annual periods shall be due on each anniversary of the date hereof.

         (b) All fees of the Escrow Agent hereunder shall be paid by Buyer and Seller, such parties sharing equally in such costs.

2.  Establishment of Escrow Fund

    2.1 The parties acknowledge and agree that * has been deposited with the Escrow Agent as of the date hereof and from time to time further funds will be deposited with the Escrow Agent. The parties further agree that subject to the provisions of paragraph 3.2(e), * due under paragraph 2 of the Note shall be transmitted by the maker thereunder to the Escrow Agent for deposit in the Escrow Fund. Under no circumstances shall Seller be obligated to deposit any funds in the Escrow Fund beyond the amounts set forth in this
Section 2.1 which are deposited by the maker with the Escrow Agent.

    2.2 The Escrow Fund shall be held by the Escrow Agent in a separate account and disbursed to Buyer or Seller in accordance with the terms of this Agreement.

    2.3 The Escrow Agent shall invest all funds on deposit from time to time in the Escrow Fund, and all undistributed income earned thereon, and keep the same invested in certain instruments as Seller shall from time to time direct the Escrow Agent in writing, subject to the restrictions and limitations hereinafter provided, and disburse the same


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

terms, conditions and provisions hereof. The Escrow Agent shall invest the Escrow Fund solely in accordance with Seller's instructions, provided that Seller's instructions and the Escrow Agent's authority shall be restricted to: (i) obligations issued or unconditionally guaranteed by the Government of the United States of America or any State or political subdivision thereof;
(ii) certificates of deposit and interest-bearing deposit accounts of any domestic bank or trust company which has a combined capital and surplus of at least $200,000,000; (iii) certificates of deposit with a maturity not to exceed one year or (iv) commercial paper with a maturity of no more than one year issued by any corporation organized and existing under the laws of the United States of America or any state thereof, which at the time of purchase has been rated, and the ratings for which are not less than, "A-1" if rated by Standard and Poor's Corporation or "P-1" if rated by Moody's Investors Services, Inc. In no event shall the Escrow Agent invest the Escrow Fund or any undistributed income earned thereon in any security or instrument having a maturity extending beyond one year, provided, that such limitation shall not apply to the obligations described in clause (i) above. The Escrow Agent shall have authority to invest daily cash receipts received by the Escrow Fund in the Paine Webber Money Market Fund, or equivalent brokerage house money market fund pending investment of such funds in accordance with the provisions of this Section 2.3.

3.  Disposition of Escrow Fund

    3.1 All funds on deposit from time to time in the Escrow Fund shall be held, invested and reinvested by the Escrow Agent pursuant to the terms of this Escrow Agreement until the funds therein shall be disbursed in accordance with the terms of this Escrow Agreement.

    3.2 The Escrow Agent shall make disbursement of funds on deposit in the Escrow Fund only as set forth in this Section 3.2.

         (a) Buyer shall promptly provide Seller and the Escrow Agent with a copy of all Buyer Indemnity Claims submitted by Buyer pursuant to Section 8.2 of the Acquisition Agreement, whether such Buyer Indemnity Claims are issued before or after any funds are deposited into escrow hereunder.

         (b) Promptly following its receipt of notice of any Buyer Indemnity Claims, and without any further duty of investigation or inquiry on its part, the Escrow Agent shall establish a reserve (a "Reserve") in the Escrow Fund, which in all events shall be equal to the full amount of each claim identified in such notice (which shall include, without limitation, Buyer's good faith estimate of the costs and expenses reasonably expected to be incurred by Buyer in investigating and disposing of any such claim). Subject to Sections 9.12(b) and (c) of the Acquisition Agreement concerning release of funds from the Escrow Fund following *, the Escrow Agent shall not be authorized to release any funds from the Escrow Fund as to which a Reserve has been established pursuant to this Section 3.2(b) unless and until the relevant Buyer Indemnity Claim that gave rise to such Reserve has been Definitively Resolved and the Escrow Agent has received written notice of such resolution pursuant to the requirements of Section 3.2(c) below. Until they are Definitively Resolved in


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

the manner hereinafter provided, all unresolved Buyer Indemnity Claims shall be referred to herein as "Pending Claims."

         (c) For purposes hereof, a Pending Claim shall be deemed to have been "Definitively Resolved" when any of the following events has occurred:

    (i)   a claim is settled by mutual written agreement of Buyer and Seller; or

    (ii)  a Final Order deciding such claim has been rendered; or

    (iii) ninety (90) days have elapsed since Seller's initial receipt of notice of a Buyer Indemnity Claim ("First Notice") and neither Buyer nor Escrow Agent has received, on or before that date, a written notice from Seller disputing such claim in whole or in part, and Buyer has provided a further notice ("Second Notice") sent to Seller by registered or certified mail to the effect that Seller has not disputed such claim and that Buyer intends to submit a Settlement Notice (as hereinafter defined) and Seller has not within thirty (30) days after receipt of such Second Notice disputed in writing the Buyer Indemnity Claim by written notice to Buyer or Escrow Agent.

The Escrow Agent shall not be deemed to have received notice that a Pending Claim has been Definitively Resolved, and shall not be obligated to take any action with respect thereto, until 10 days after the Escrow Agent shall have received one of the following (a "Settlement Notice"): (A) with respect to subparagraph (i) above, a copy of joint written instructions duly signed by Buyer and Seller stating that a Pending Claim has been settled by mutual agreement of Buyer and Seller; (B) with respect to subparagraph (ii) above, a certified copy of the final arbitration award which has not been stayed by a court of competent jurisdiction within 30 days thereafter, or the final non-appealable judgment, order or award of the relevant court, together with a certificate duly signed by the prevailing party in such proceeding certifying that such judgement, order or award is final and non-appealable for all purposes hereof; and (C) with respect to subparagraph (iii) above, written certification from Buyer issued to the Escrow Agent in good faith to the effect that Buyer has provided the First Notice and the Second Notice as described in subparagraph (iii) above without having received a written dispute notice from Seller, as provided above. Each Settlement Notice shall stipulate the amount(s) to be paid to Buyer or Seller in connection with such Definitively Resolved claim, and copies thereof shall be provided to each of the parties hereunder at the same time it is provided to the Escrow Agent. Buyer and Seller hereby acknowledge and agree that the Escrow Agent shall have the right to rely upon any Settlement Notice duly given jointly by Buyer and Seller under (A) in the preceding sentence, by Buyer or Seller under (B) in the preceding sentence and by Buyer under (C) in the preceding sentence, and shall be authorized to act upon any such written notice.

         (d) A Buyer Indemnity Claim that has been Definitively Resolved shall be referred to herein as a "Settled Claim". To the extent that a Settled Claim has been resolved in favor of Buyer, the Escrow Agent shall promptly disburse the full amount (or the relevant portion, as applicable) of such claim to Buyer (or such other person as Buyer may direct) from the Escrow Fund (to the extent of funds in the Escrow Fund) in accordance with the relevant Settlement Notice. Following such payment, all Reserves that relate to such Buyer Indemnity Claim and are not due Buyer in accordance with the terms of the Settlement Notice shall be released, but the funds subject thereto shall remain in the Escrow Fund until otherwise disbursed in accordance with the terms hereof.

         (e) On November 30, 1999, the excess of the outstanding principal amount of the Escrow Fund over *, as such excess amount is further reduced by the aggregate amount of all outstanding Reserves, shall be disbursed by the Escrow Agent to Seller on five (5) days' prior written notice to Buyer. On November 30, 2000, the excess of the outstanding principal amount of the Escrow Fund over *, as such excess amount is further reduced by the aggregate amount of all outstanding Reserves, shall be disbursed by the Escrow Agent to Seller on five (5) days' prior written notice to Buyer. On November 30, 2001, the excess of the outstanding principal amount of the Escrow Fund over *, as such amount is further reduced by the aggregate amount of all outstanding Reserves, shall be disbursed by the Escrow Agent to Seller on five (5) days' prior written notice to Buyer. On November 30, 2002, the excess of the outstanding principal amount of the Escrow Fund over the aggregate amount of all outstanding Reserves, shall be disbursed by the Escrow Agent to Seller on five (5) days' prior written notice to Buyer.

         (f) Subject to paragraph (e) above, all funds deposited with the Escrow Agent shall continue to be held in escrow hereunder until November 30, 2002, on which date the balance of the Escrow Fund, net of any Reserves, shall be distributed to Seller. Any amounts remaining with the Escrow Agent thereafter shall be released from time to time as and when all remaining Pending Claims to which such funds relate have been Definitively Resolved. The Escrow Agent shall promptly disburse to Buyer the full amount of each Settled Claim resolved in favor of Buyer in accordance with the relevant Settlement Notice and any funds in the Escrow Fund in excess of remaining Reserves shall be distributed to Seller. Notwithstanding the foregoing, all funds deposited with the Escrow Agent shall be distributed to Buyer and/or Seller in accordance with any joint written instructions of Buyer and Seller.

         (g) The Escrow Agent shall provide written notice of any proposed distributions of funds to Buyer or Seller hereunder five (5) days before making any such disbursement. For purposes of such five (5)-day notice period, such period shall commence on the date on which the relevant notice is given by the Escrow Agent to Buyer and Seller and shall terminate at midnight on the fifth business day thereafter. The Escrow Agent shall also send copies of all notices it receives hereunder to the other parties hereto.

    3.3 The party or parties receiving a disbursement from the Escrow Fund shall, upon request, furnish to the Escrow Agent concurrently with its receipt of such disbursement, a signed receipt for the amount of such disbursement.


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

4.  Disposition of Income

    All income earned from time to time by the Escrow Fund ("Income") shall be pooled with all other funds held in the Escrow Fund for investment purposes and shall become part of the Escrow Fund for all purposes, provided that on December 31 of each calendar year or any other date mutually agreeable to Buyer, Seller and the Escrow Agent, Escrow Agent shall disburse to Seller * (net of losses or any other expenses) unless such Income amounts
are subject to a Reserve, Pending Claim or Settled Claim.   Any losses
realized upon any investment of the Escrow Fund pursuant to Section 2.3 or otherwise shall be charged to the Escrow Fund.

5.  Term

    5.1 The term of this Escrow Agreement shall commence on the date hereof and continue until the entire amount of principal and Income on deposit in the Escrow Fund shall have been disbursed by the Escrow Agent as provided in this Escrow Agreement, whereupon this Escrow Agreement and the escrow arrangements created hereunder shall terminate, and the Escrow Agent shall be released and discharged from all further duties and obligations hereunder, but without prejudice to any liability of the Escrow Agent for its failure to comply with the terms and conditions of this Escrow Agreement or its bad faith, gross negligence or willful misconduct hereunder.

    5.2 The Escrow Agent shall have the right, upon termination of this Escrow Agreement as hereinabove provided, to require the other parties hereto, as a condition to receiving a final disbursement from the Escrow Fund, if applicable, to execute, acknowledge and deliver to the Escrow Agent releases of the Escrow Agent, in its capacity as such, reasonably satisfactory to the Escrow Agent in form and content; provided, however, that the Escrow Agent shall have accounted to each party delivering such release with respect to the Escrow Agent's administration of the Escrow Fund and provided further that any such release shall not extend to any acts of bad faith, gross negligence or willful misconduct on its part in connection with the Escrow Agent's administration of the Escrow Fund.

6.  Miscellaneous

    6.1 (a) Buyer and Seller may, upon at least 30 days' prior written notice to the Escrow Agent executed by each of them, dismiss the Escrow Agent hereunder and jointly appoint a successor. In such event, the Escrow Agent shall promptly account for and deliver to the successor escrow agent named in such notice the then balance of the Escrow Fund, if any, including all investments thereof and accrued income thereon. Upon acceptance thereof and of such accounting by such successor escrow agent, and upon reimbursement to the Escrow Agent by Buyer and Seller of all expenses due to it hereunder through the date of such accounting and delivery, the Escrow Agent, in its capacity as such, shall be released and discharged from all of its duties and obligations hereunder, but without prejudice to any liability of the Escrow


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Agent for failure to comply with the terms and conditions of this Escrow Agreement or its bad faith, gross negligence or willful misconduct hereunder.

         (b) (i) Without limiting the foregoing, the Escrow Agent (and any successor escrow agent hereunder) shall have the right, as provided in (ii) below, at any time to resign as such by delivering the Escrow Fund to any successor escrow agent jointly designated by the other parties hereto in writing , or to any escrow agent which constitutes a national banking association with assets in excess of _________________ who is willing to serve under this Agreement], or to any court of competent jurisdiction, [or to an account under the control of the arbitrator(s) selected pursuant to paragraph 9.12 of the Acquisition Agreement, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Escrow Agreement, but without prejudice to any liability of the Escrow Agent for its bad faith, gross negligence or willful misconduct hereunder.


         (ii) The resignation of the Escrow Agent will take effect on the earlier of (a) the appointment of a successor escrow agent (including a court of competent jurisdiction) or (b) the day which is 30 business days after the date of delivery of its written notice of resignation to the other parties hereto. If at that time the Escrow Agent has not received a designation of a successor escrow agent hereunder, the Escrow Agent's sole responsibility after that time shall be to safekeep the Escrow Fund until receipt of a designation of successor escrow agent hereunder or a joint written disposition instruction by the other parties hereto or a final order.

    6.2 This Escrow Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors, heirs, remaindermen, assigns, executors, administrators, personal representatives, trustees and fiduciaries. The Escrow Agent shall have the right to rely upon any proper evidence of the authority of any such successors, heirs, remaindermen, assigns, executors, administrators, personal representatives, trustees and fiduciaries. Notwithstanding anything to the contrary herein contained, no beneficial interest of any person in the Escrow Fund shall be subject to anticipation or assignment by such person, nor shall the Escrow Fund be subject to interference or control of any creditor of such person, or be taken or reached by any legal or equitable process in satisfaction of any debt or other liability of such person prior to disbursement, and each party hereby agrees to indemnify the other parties in connection with any loss or diminution of such party's interest in the Escrow Fund as a result of any such matter.

    6.3 Any notice, direction, instruction or other communications required or permitted hereunder shall be given or made in writing and shall be (i) delivered personally (including commercial carrier), (ii) sent by registered or certified airmail, return receipt requested, postage prepaid or (iii) sent by telecopier, addressed to the party to whom they are directed at the following addresses, or at such other address as may from time to time be designated by such party to the others in accordance with this Section 6.3:

         If to Buyer, to:

              I. C. Isaacs & Company L.P.
              3840 Bank Street
              Baltimore, Maryland  21224
              Attention:  President and Co-Chief Executive Officer
              Telecopier:  410/558-2096

              I. C. Isaacs & Company L.P.
              350 Fifth Avenue
              Suite 1029
              New York, New York  10118
              Attention:  Chairman and Co-Chief Executive Officer
              Telecopier:  212/695-7579

         With a copy to:

              Piper & Marbury L.L.P.
              Charles Center South
              36 South Charles Street
              Baltimore, Maryland  21201-3010
              Attention:  Robert J. Mathias, Esq.
              Telecopier:  410/576-1604

         If to Seller, to:

              Brookhurst, Inc.
              107 West Carob Street
              Compton, California  90220
              Attention:  William E. Ott
              Telecopier: 310/763-3846

         With a copy to:

              Shereff, Friedman, Hoffman & Goodman, LLP
              919 Third Avenue
              New York, New York  10022
              Attention:   Robert J. Jossen, Esq.
              Telecopier:  212/758-9526

         If to the Escrow Agent, to:

              ____________________
              ____________________
              ____________________
              Attention:
              Telecopier:

    Copies of any written communications sent by Buyer or Seller to the Escrow Agent relating to this Escrow Agreement shall be sent to the other parties hereto, and copies of any written communications sent by the Escrow Agent relating to this Escrow Agreement shall be sent to Buyer and Seller. Notwithstanding the foregoing, Buyer and Seller shall have the right to engage in direct written communications between themselves relating to this Escrow Agreement without providing copies thereof to the Escrow Agent, except to the extent otherwise required under the terms of this Escrow Agreement.

    All notices, directions, instructions and communications hereunder shall be effective, and deemed given, if and when delivered, on and as of the date of receipt thereof, as evidenced by a written receipt by or on behalf of the party to which the same is so delivered, and, if mailed or sent by expedited courier, on and as of the date of delivery, as evidenced by the acknowledgement of delivery issued with respect thereto by the applicable postal authorities or by the confirmation of delivery issued by the applicable courier service. Any party may change its address for notices hereunder, effective upon giving of notice of such change hereunder to the other parties.

    6.4 (a) The validity, construction, operation, and effect of any and all of the terms and provisions of this Agreement shall be determined and enforced in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law thereunder, except as to matters solely involving foreign trademark rights, in which case the applicable foreign trademark laws shall be applied to determine such foreign trademark rights. In the event any legal action becomes necessary to enforce or interpret the terms of this Agreement, the parties agree that such action will be brought in *.

         *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*

    6.5 This Escrow Agreement, and any notice, direction or other document or instrument delivered in connection herewith, may be executed in counterparts, each of which shall constitute an original instrument, but all of which together shall constitute a single agreement, notice, direction, document or instrument as the case may be. Buyer and Seller agree to cooperate with each other in good faith in joining in any notices or written instructions that are required to be delivered to the Escrow Agent jointly by Buyer and Seller.

    6.6 The provisions of this Escrow Agreement shall not be altered or terminated by operation of law or by the occurrence of any event (except as otherwise specified herein), including, without limitation, the death or incapacity or the termination of the legal existence of any party hereto.

    6.7 No party hereto may assign any of its interests, rights or obligations under this Agreement without the prior written consent of the other parties. Notwithstanding the foregoing, Buyer may, without the consent of Seller, assign rights and obligations under this Agreement to any entity under common control with Buyer or to any successor-in-interest, in whole or in part, to the assets acquired by Buyer from Seller, and Seller may assign its rights and obligations to any successor-in-interest to the assets of Seller by merger or liquidation. In addition, Seller may direct in writing to Escrow Agent (with a copy sent to Buyer) that proceeds of the Escrow Fund be paid to any third party Seller shall designate in writing. Nothing in this Agreement shall be construed as requiring Seller's or the Escrow Agent's consent to (a) the assignment, in whole or in part, of ICI's (as hereinafter defined) rights under this Agreement (including the right to make claims against and obtain proceeds from the Escrow Fund) to *, any affiliate of *, or (b) the assumption, in whole or in part, of ICI's obligations under this
Agreement by *.   In the event of such assignment and/or assumption, * shall be recognized as "Buyer" for purposes of all claims submitted by * as Buyer pursuant to Section 3, including, without limitation, for purposes of


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

distribution of funds pursuant to Settled Claims resulting therefrom. Nothing in this Agreement shall be construed as affecting Buyer's rights under Section 6.10.

    6.8 All monetary amounts stated herein or determined hereunder are and shall be denominated in United States dollars, and all liabilities and obligations of any party hereunder, to the extent calling for the payment of money, shall be satisfied in United States dollars.

    IN WITNESS WHEREOF, the parties have executed this Escrow Agreement as of the day and year first above written.

                                       I. C. ISAACS & COMPANY L.P., a Delaware
                                       limited partnership


                                       By:  ____________________________________
                                       Name:    Robert J. Arnot
                                       Title:   Chairman and Co-Chief Executive
                                                   Officer

                                       By:  ____________________________________
                                       Name:    Gerald W. Lear
                                       Title:   President and Co-Chief Executive
                                                   Officer


                                       BROOKHURST, INC.


                                       By:  ____________________________________
                                       Name:  ________________
                                       Title:  _________________


                                       _____________________________,
                                       as Escrow Agent


                                       By:

                                       Name:
                                       Title:

                                                                   EXHIBIT F/WWA

                        TERMINATION OF LICENSE AGREEMENT


      THIS TERMINATION OF LICENSE AGREEMENT ("Agreement") is entered into and effective as of the ____ day of ______, 1997 ("Effective Date"), by and between BROOKHURST, INC., a California corporation ("LICENSOR"), and I.C. ISAACS & CO., L.P., a Delaware limited partnership ("LICENSEE").

                                    RECITALS

      A. LICENSOR and LICENSEE entered into that certain License Agreement dated August 11, 1994 regarding the use of the mark BOSS ("License Agreement").

      B. LICENSOR and LICENSEE mutually desire to terminate the License Agreement effective as of the Effective Date.

      NOW, THEREFORE, the parties agree as follows:

1. TERMINATION

      The License Agreement is hereby terminated in all respects except as otherwise provided herein, effective as of the Effective Date.

2. ROYALTIES

      On or before 30 days after the Effective Date, LICENSEE shall pay to LICENSOR *. On or before 90 days after the Effective
Date, Licensee shall pay to Licensor *. Notwithstanding anything to the contrary contained in the License Agreement, the sole permitted deduction from Royalties earned shall be a deduction for bad debts incurred by the Licensee in connection with the sale of the Licensed Products. *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

3. *

4. *

      IN WITNESS WHEREOF, the parties agree that this Agreement shall take effect as of the date first written above.


                                        BROOKHURST, INC., a
                                             California corporation


                                        By:_______________________
                                           William Ott, President



                                        I.C. ISAACS & CO., L.P., a
                                        Delaware limited partnership

                                        By: Isbuyco, Inc., General Partner


                                        By:_______________________


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                    Exhibit G

                     ["Boss by Brookhurst." logo typeface]

                                                                   EXHIBIT H/WWA


      1. *

      2. *

      3. *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

      4. *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                             ATTACHMENT TO EXHIBIT H


From 1889 to 1997, Brookhurst and its predecessor companies manufactured and sold clothing under the Brookhurst BOSS label.